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                                                                   Exhibit 10.33

                          AMENDMENT OF LEASE AGREEMENT

     This AMENDMENT OF LEASE AGREEMENT is made this day of March, 2002 to be effective as of January 1, 2002, by and between FAIRE PARTNERS, LLC, a limited liability company organized and existing under the laws of the State of Texas ("Landlord") and RENAISSANCE ENTERTAINMENT CORPORATION, a corporation organized and existing under the laws of the State of Colorado ("Tenant").

                             PRELIMINARY STATEMENTS

     A. Landlord and Tenant executed that certain Lease Agreement dated November 13, 1997, as amended by that certain Amendment of Lease Agreement dated December 17, 1999 and as further amended by that certain Amendment of Lease Agreement dated October 30, 2000 (collectively, the "Lease Agreement"), pursuant to the terms of which the Landlord did lease unto the Tenant and the Tenant did hire from the Landlord the real property described on Exhibit "A" attached hereto, together with all improvements (as defined in the Lease Agreement) located thereon.

     B. Landlord and Tenant desire to further amend the Lease Agreement as hereinafter provided.

     ACCORDINGLY, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, Landlord and Tenant agree as follows:

     1. DEPOSIT. Subsection 17.4 is amended to provide that the remaining balance of the Deposit held by Landlord as of the date hereof shall be repaid to Tenant on March 31, 2008.

     2. NO FURTHER MODIFICATIONS. Except as herein modified, the terms and provisions of the Lease Agreement are hereby ratified and confirmed in all respects by the parties hereto.

                                         FAIRE PARTNERS, LLC

                                         By:
                                            ------------------------------------
                                            Stephen L. Feinberg, Manager

                                                                        LANDLORD

                                         RENAISSANCE ENTERTAINMENT
                                         CORPORATION

                                         By:
                                            ------------------------------------
                                                Stanley Gilbert
                                         Title:
                                               ---------------------------------

                                                                          TENANT

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                                    EXHIBIT A

                              PROPERTY DESCRIPTION

PARCEL I:

Part of the Southeast Quarter and part of the Northeast Quarter of Section 36, Town 1 North, Range 21 East of the Fourth Principal Meridian, lying and being in the Town of Bristol, Kenosha County, Wisconsin, and being more particularly described as: Beginning on the South line of the Southeast Quarter of said Section at a point 600.7 feet South 89 degrees 24 minutes 50 seconds West from the Southeast corner of said Quarter Section; thence South 89 degrees 24 minutes 50 seconds West along the South line of said Quarter Section 729.8 feet and to the West line of the East half of said Quarter Section; thence North 1 degree 53 minutes 10 seconds West along the West line of the East Half of said Quarter
Section 2675.0 feet and to the North line of said Quarter Section; thence North 1 degree 46 minutes 40 seconds West along the West line of the Southeast Quarter of the Northeast Quarter of said Section 1325.36 feet and to the North line of said Quarter Quarter Section; thence North 89 degrees 02 minutes East along the North line of said Quarter Quarter Section 1051.34 feet and to the Westerly right-of-way line of Interstate Highway 94; thence South 2 degrees 03 minutes East along said right-of-way line 131.93 feet; thence South 21 degrees 06 minutes West along said right-of-way line 788.49 feet; thence South 2 degrees 03 minutes East along said right-of-way line 700 feet; thence South 17 degrees 45 minutes 50 seconds East along said right-of-way line 1167.69 feet; thence South 10 degrees 58 minutes 40 seconds East along said right-of-way line 482.66 feet; thence South 89 degrees 24 minutes 50 seconds West parallel to the South line of the Southeast Quarter of said Section 395.04 feet; thence South 0 degree 35 minutes 10 seconds East at right angles to the South line of said Quarter
Section 851.72 feet to the point of beginning.

PARCEL II:

The East Half of the West Half of the Southeast Quarter and the Southwest Quarter of the Northeast Quarter of Section Thirty-six (36), in Town One (1) North, Range Twenty-one (21) East of the Fourth Principal Meridian; in the Town of Bristol, County of Kenosha and State of Wisconsin.

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